UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VASCO Data Security International, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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VASCO

DATA SECURITY INTERNATIONAL, INC.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 18, 2014

THIS IS NOT A BALLOT. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report are available at vasco.ilstk.com. To vote your proxy while visiting this site you will need the 12 digit voter control number in the box below.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the internet site below on or before May 30, 2014 to facilitate timely delivery.

A copy of the proxy statement, annual report and form of proxy, as well as the proxy statement, annual report and form of proxy relating to future shareholder meetings, may be requested by one of the following methods:

VIEW AT vasco.ilstk.com

If you wish to vote by mail or receive a paper copy of these documents, you must request one. Please call 1.800.757.5755 or email proxy@ilstk.com. This must be done TEN days prior to the meeting date

VOTE

proxy.ilstk.com

QUESTIONS

1.800.757.5755

VOTER CONTROL NUMBER

View material online at vasco.ilstk.com A convenient way to view proxy materials and VOTE! You must use the 12 digit voter control number shown above to vote.

For directions to the Annual Meeting of Stockholders, please contact Cindy Harris by calling (630) 932-8844 or by e-mailing cynthia.harris@vasco.com. To access your proxy materials online, vote online or request a paper or e-mail copy of your proxy materials, please see the instructions above.

If you wish to vote your shares in person at the Annual Meeting of Stockholders, you will need to request a ballot at the meeting.

To view your proxy materials online, go to vasco.ilstk.com.

Have the 12 digit voter control number available when you access the website and follow the instructions.

VASCO

DATA SECURITY INTERNATIONAL, INC.

Notice of Annual Meeting

Date: June 18, 2014 Time: 10:00 AM CDT

Place: 1901 S. Meyers Road, Oakbrook Terrace, IL 60181

The purpose of the Annual Meeting is to take action on five proposals:

Proposal 1 — Elect the following five individuals as Directors.

01 T. Kendall Hunt, 02 Michael P Cullinane, 03 John N. Fox, Jr., 04 Jean K. Holley, 05 Matthew Moog Proposal 2 — Approve executive compensation.

Proposal 3 — Reapprove the Vasco Data Security International, Inc. Executive Incentive Compensation Plan.

Proposal 4 — Reapprove the Vasco Data Security International, Inc. 2009 Equity Incentive Plan.

Proposal 5 — Ratify the appointment of KPMG LLP as independent registered accounting firm for the fiscal year ending December 31, 2014.

The Board of Directors recommends that you vote “FOR” Proposal 1, “FOR” Proposal 2,

“FOR” Proposal 3, “FOR” Proposal 4, and “FOR” Proposal 5.